                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires: February 28, 2006
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                                                      hours per response...14.73

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 14a-11(c) of Section 240.14a-12

                                  CATUITY INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

[CATUITY LOYALTY SOFTWARE SPECIALIST LOGO]


Duncan P.F. Mount
Chairman


                                                              27 September 2004


To All Catuity Shareholders,


Enclosed you will find a Notice of Meeting and Proxy for a special meeting of shareholders being held on 1 November 2004 in Sydney Australia. While all shareholders are invited to attend the meeting if they wish, IT IS PARTICULARLY IMPORTANT THAT YOU VOTE YOUR SHARES BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY FORM.

The meeting is being held to receive shareholder approval for the Company to effect a reverse stock split as described in the enclosed proxy materials. APPROVAL BY SHAREHOLDERS FOR A REVERSE STOCK SPLIT IS NECESSARY FOR CATUITY TO MAINTAIN IT'S LISTING ON THE NASDAQ STOCK MARKET IN THE UNITED STATES. Your Board of Directors believes our NASDAQ listing is extremely important in our efforts to grow the Company via mergers and acquisitions. Due to the nature of the proposal, under Delaware corporate law, if you do not vote your shares, it has the effect of being a vote against the proposal. WE NEED OVER 50% OF OUR OUTSTANDING SHARES TO VOTE FOR THE PROPOSAL IN ORDER FOR IT TO PASS.

A complete description of the proposal is included in the enclosed Proxy Statement. I, AND THE REST OF THE BOARD, URGE YOU TO EXERCISE YOUR VOTE AND ENCOURAGE YOU TO VOTE FOR THE PROPOSAL. PLEASE COMPLETE THE ENCLOSED PROXY FORM, SIGN, DATE AND RETURN IT IN THE SELF-ADDRESSED ENVELOPE BY NO LATER THAN 27 OCTOBER 2004.

Please remember that every vote counts. Delaware law requires that a majority of ALL outstanding shares vote in favor of the proposal for it to pass -- not just a majority of those who actually attend in person or vote by proxy. We need at least 5,840,754 shares voted FOR this proposal. EVEN ONE VOTE SHORT OF THAT WILL MEAN THAT CATUITY WILL BE DE-LISTED FROM NASDAQ. IT IS IMPORTANT TO NOTE THAT BEING DE-LISTED FROM THE NASDAQ MARKET WILL NOT RELIEVE CATUITY FROM THE COST OR OBLIGATION TO MEET ALL REQUIRED SEC FILINGS. PLEASE VOTE - AND WE STRONGLY ENCOURAGE YOU TO VOTE "YES" ON THE PROPOSAL. If your shares are held by your broker or ComputerShare (i.e., in "street name"), remember that your broker or ComputerShare may vote your shares only if you instruct them to vote -- so please return your voting card promptly!

The Board and management understand how significantly our share price has declined and how difficult it has been for all of our shareholders. The recent changes we have announced are designed to put the company on the right path. During the week of 18 October 2004, the Company has tentatively planned a series of informational meetings for all shareholders, and their representatives, in Sydney. During those meetings, our new CEO, John A. Racine, will provide an update on the Company, a preview of our strategy and answers to your questions. We hope that you will plan to take part. We appreciate your continued support as we work very hard in our efforts to grow the Company and increase shareholder value.



Sincerely,

/s/ Duncan P.F. Mount
------------------------------
Duncan P.F. Mount
Chairman of the Board

                                  CATUITY INC.

LEVEL 4 BALLARAT HOUSE                                    2711 E. JEFFERSON AVE.
68-72 WENTWORTH AVE.                                 DETROIT, MICHIGAN 48207 USA
SURRY HILLS NSW 2010 AUSTRALIA

                              ---------------------



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 1, 2004





         We will hold a Special Meeting of Shareholders of Catuity, Inc. at the Wesley Conference Centre, 220 Pitt Street, Sydney, NSW 2000 Australia on Monday November 1, 2004 at 9:30 a.m. Australian Eastern Daylight Time (Sunday October 31, 2004 at 7:30 p.m. Eastern Standard Time in the United States) for the following purposes:





         1. To grant the Board of Directors the authority to amend the Certificate of Incorporation to effect a reverse stock split at one of the following three ratios: one-for-ten; one-for-fifteen; or one-for-twenty at a date to be determined by the Board of Directors prior to March 31, 2005.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO GRANT THE BOARD OF DIRECTORS THE AUTHORITY TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT ONE OF THE FOLLOWING THREE RATIOS: ONE-FOR-TEN; ONE-FOR-FIFTEEN; OR ONE-FOR-TWENTY AT A DATE TO BE DETERMINED BY THE BOARD OF DIRECTORS PRIOR TO MARCH 31, 2005.

         2. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

         We have described the items of business more fully in the Proxy Statement accompanying this Notice. The record date for determining those shareholders who were entitled to notice of, and to vote at, the Special Meeting and at any adjournment is September 15, 2004. The stock transfer books will not be closed between the record date and the date of the Special Meeting. A list of shareholders entitled to vote at the Special Meeting will be available for inspection at Catuity's offices.

         Whether or not you plan to attend the Special Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope. Please refer to the enclosed voting form for instructions. You may revoke your proxy at any time prior to the Special Meeting. If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Special Meeting.


                       By Order of the Board of Directors


                              /s/ John H. Lowry III
                                JOHN H. LOWRY III
                                    Secretary

                                Detroit, Michigan
                               September 17, 2004



IT IS IMPORTANT THAT YOU VOTE YOUR SHARES BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY FORM BY OCTOBER 27, 2004. IF YOU RECEIVE MORE THAN ONE PROXY FORM BECAUSE YOUR SHARES ARE REGISTERED IN MORE THAN ONE NAME OR ADDRESS, EACH SUCH PROXY CARD SHOULD BE COMPLETED, SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                TABLE OF CONTENTS


VOTING RIGHTS AND SOLICITATION                                                             3


   VOTING                                                                                  3
   PROXIES                                                                                 3
   SOLICITATION OF PROXIES                                                                 3




PROPOSAL NO. 1 PROPOSAL TO GRANT THE BOARD OR DIRECTORS THE AUTHORITY TO AMEND
THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT ONE OF THE
FOLLOWING THREE RATIOS: ONE-FOR-TEN; ONE-FOR-FIFTEEN; OR ONE-FOR-TWENTY AT A
DATE TO BE DETERMINED BY THE BOARD OF DIRECTORS PRIOR TO MARCH 31, 2005.                   4


   GENERAL                                                                                 4
   BACKGROUND OF THE REVERSE SPLIT                                                         4
   FRACTIONAL SHAREHOLDERS                                                                 5
   ACCOUNTING MATTERS                                                                      6
   PROCEDURE FOR EFFECTING THE REVERSE SPLIT                                               6
   U.S. FEDERAL INCOME TAX CONSEQUENCES                                                    6
   AUSTRALIAN TAX CONSEQUENCES                                                             7
   AUTHORIZED SHARES                                                                      10
   EFFECT ON CERTIFICATED HOLDERS                                                         10
   EFFECT ON REGISTERED AND BENEFICIAL HOLDERS                                            10
   EFFECT ON CATUITY EMPLOYEES AND DIRECTORS                                              10
   RECOMMENDATION OF THE BOARD OF DIRECTORS                                               10

OWNERSHIP OF SECURITIES                                                                   11


SHAREHOLDER PROPOSALS FOR 2005 PROXY STATEMENT                                            12


FORM 10-K                                                                                 12


OTHER MATTERS                                                                             12


EXHIBIT-A                                                                                 13


               PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS


         We are furnishing these proxy materials for the solicitation of proxies by the Catuity Inc. Board of Directors for our Special Meeting of Shareholders to be held on Monday, November 1, 2004 at 9:30 a.m. Australian Eastern Daylight Time at the Wesley Conference Centre, 220 Pitt Street, Sydney, NSW 2000 Australia (Sunday, October 31, 2004 at 5:30 p.m. United States Eastern Standard
Time) and at any adjournments or postponements thereto. We first mailed these proxy materials on or about September 30, 2004 to all shareholders entitled to vote at the Special Meeting.


PURPOSE OF MEETING

         The specific proposals to be considered and acted upon at the Special Meeting are listed in the accompanying Notice of Special Meeting of Shareholders. We have described each proposal in more detail in this Proxy Statement.


VOTING RIGHTS AND SOLICITATION


VOTING


         Our Common Stock is the only type of security entitled to vote at the Special Meeting. On September 15, 2004, the record date for determination of shareholders entitled to vote at the Special Meeting, there were 11,681,507 shares of Common Stock outstanding. Each shareholder of record on September 15, 2004 is entitled to one vote for each share of Common Stock held on that date. One third of the outstanding shares of Common Stock entitled to vote must be present or represented at the Special Meeting in order to have a quorum for the conduct of business generally. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. The matters to be considered at the Special Meeting require the approval by affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote on those matters at the Special Meeting. Abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the shares present or represented and entitled to vote on the particular matter. The inspector of election appointed for the Special Meeting will tabulate all votes. The inspector will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.



PROXIES


         Catuity's Board of Directors is soliciting your proxy, and the Board will vote your proxy as you direct on your proxy when properly completed. If you sign and return your proxy but do not specify any voting directions, your proxy will be voted FOR the proposals, and in the discretion of the proxy holder as to other matters that may properly come before the Special Meeting. You may revoke or change your proxy at any time before the Special Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to Catuity's Secretary at our principal executive office in Detroit, Michigan or our Australian office in Surry Hills NSW before the beginning of the Special Meeting. You may also revoke your proxy by attending the Special Meeting and voting in person.



WHETHER OR NOT YOU ARE ABLE TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO VOTE YOUR PROXY. IT IS IMPORTANT THAT YOU VOTE YOUR SHARES BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY FORM BY OCTOBER 27, 2004.


SOLICITATION OF PROXIES

Catuity will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material we furnish to shareholders. We will furnish copies of solicitation material to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to the beneficial owners, and we have retained Proxy Services Inc. to assist us in this endeavor. We anticipate that we will pay US$1,500, plus reasonable out of pocket expenses, for these services. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by our Directors, officers, or employees. We will not pay any additional compensation to these individuals for these services. Except as described above, we do not presently intend to solicit proxies other than by mail or via the Internet.



           PROPOSAL NO. 1 PROPOSAL TO GRANT THE BOARD OF DIRECTORS THE
        AUTHORITY TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT A
           REVERSE STOCK SPLIT AT ONE OF THE FOLLOWING THREE RATIOS:
        ONE-FOR-TEN; ONE-FOR-FIFTEEN; OR ONE-FOR-TWENTY AT A DATE TO BE
         DETERMINED BY THE BOARD OF DIRECTORS PRIOR TO MARCH 31, 2005.



GENERAL


         Our Board of Directors believes it is advisable and in the best interests of our shareholders to be granted the authority to effect a reverse stock split of our outstanding Common Stock. Our Board has unanimously approved the presentation to shareholders of a proposal to amend our Certificate of Incorporation to allow our Board of Directors to effect a reverse stock split of our Common Stock on the terms described in this Proxy Statement. Approval of the proposal will enable us to maintain our Nasdaq Stock listing which is important in executing our strategy to grow through mergers and acquisitions.


         If the reverse stock split (the "Reverse Split") is approved by the shareholders, the Board of Directors may subsequently effect, in its sole discretion, the Reverse Split based upon any of the following three ratios: one-for-ten; one-for-fifteen; or one-for-twenty at a date prior to March 31, 2005. For example, a one-for-ten ratio would give shareholders one share for every ten shares they hold. If the Board has not effected the Reverse Split by March 31, 2005, shareholders approval to do so will expire. As such, in asking the shareholders to approve the Reverse Split, the Board is also asking the shareholders to grant to them the authority to set the ratio for the Reverse Split. The Board believes that approval of this discretion to the Board, rather than approval of a stock split of a specified ratio, provides the Board with maximum flexibility to react to current market conditions and to therefore act in the best interests of the Company and our shareholders. In setting the ratio for the Reverse Split, the intention of our Board of Directors is to increase the stock price sufficiently above the $1.00 minimum bid price required for continued listing on the Nasdaq SmallCap Market so that we would not again be faced with delisting for failure to meet the minimum bid price absent a significant percentage decline in our share price.

         Approval of this proposal by our shareholders would give the Board of Directors authority to implement the Reverse Split at anytime prior to March 31, 2005. In addition, notwithstanding approval of this proposal by the shareholders, the Board of Directors may, in its sole discretion, determine not to effect, and abandon, the Reverse Split without further action by our shareholders.

         One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our Common Stock. Except for the payout of fractional shares as described below, the Reverse Split will not have any dilutive effect on our shareholders since each shareholder would hold the same percentage of Common Stock outstanding immediately following the Reverse Split as such shareholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of Common Stock would not be affected by the Reverse Split.


BACKGROUND OF THE REVERSE SPLIT

         On May 7, 2004 the Company received notice from the Nasdaq Stock Market, Inc. ("Nasdaq") that the daily minimum bid price for our Common Stock had fallen, and remained, below $1.00 per share for 30 consecutive trading days. As a result, the Company is out of compliance with Nasdaq's $1.00 minimum bid price for continued inclusion. In accordance with Section 4310 of the Nasdaq Marketplace Rules, the Company was given 180 calendar days from its May 7, 2004 notification date to regain compliance. The compliance period will expire on November 3, 2004.

         The requirements for continued listing on The Nasdaq SmallCap Market are listed below:

         (1) either (a) stockholders' equity of $2,500,000, (b) net income in the most recently completed fiscal year or in two of the last three years of $500,000, or (c) market capitalization of $35,000,000;

         (2) a public float of 500,000 shares;

         (3) a market value of public float of $1,000,000;

         (4) a minimum bid price of $1.00 per share;

         (5) at least two market makers;

         (6) at least 300 round lot stockholders; and

         (7) compliance with Nasdaq corporate governance rules.

         Our Board believes that it is in the best interest of the Company and our shareholders to approve the proposal relating to the Reverse Split at this time to give the Board the flexibility to implement a Reverse Split intended to increase our minimum bid price. After giving effect to the Reverse Split, we anticipate that we would be fully compliant with the requirements for continued listing on The Nasdaq SmallCap Market.


         The Reverse Split is not intended to, or expected to, result in there being fewer than 300 shareholders of record or to otherwise cause the Company's Common Stock to be de-listed from any national securities exchange. Therefore, the Reverse Split is not a "Rule 13e-3 transaction" as defined under Rule 13e-3 of the Securities Exchange Act of 1934.



FRACTIONAL SHARES AND SHAREHOLDERS



         We would not issue any fractional shares in connection with the Reverse Split. Instead, a fractional share resulting from the Reverse Split would be paid out in cash. The cash amount to be paid to each shareholder would be equal to the number of fractional shares multiplied by the closing trading price of our Common Stock on the trading day immediately before the effective date of the Reverse Split. For example, if a shareholder currently holds 1,555 shares and the Board elects to implement a 10 for 1 reverse split, the shareholder would own 155 shares following the reverse split and would receive cash for the remaining 5 shares at the shares closing price on the day before the reverse split becomes effective.



         As of September 15, 2004 there were 2,938 shareholders of record. As a result of the Reverse Split, the current number of shareholders will be reduced by the number of shareholders that presently hold less than 10, 15 or 20 shares, depending on which ratio is selected.





Reverse Split Ratios    Number of shareholders of record      Number of shareholders    Number of shareholders of record
                        as of September 15, 2004               eliminated under the          after the Reverse Split
                                                                  Reverse Split
--------------------    --------------------------------      ----------------------    --------------------------------
One-for-ten                           2,938                             18                            2,920
One-for-fifteen                       2,938                             25                            2,913
One-for-twenty                        2,938                             31                            2,907

ACCOUNTING MATTERS

         The Reverse Split will not affect the par value of our Common Stock. However, the Common Stock as designated on our Balance Sheet would be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors, and the additional paid-in capital account will be credited with the amount by which the common stock is reduced. Additionally, net loss per share would increase proportionately as a result of the Reverse Split since there will be a lower number of shares outstanding. We do not anticipate that any material accounting consequence would arise as a result of the Reverse Split.

PROCEDURE FOR EFFECTING THE REVERSE SPLIT

         If the shareholders approve the proposal to grant the Board of Directors the authority to amend the Certificate of Incorporation to effect the Reverse Split at one of three ratios at a date to be determined by the Board of Directors prior to March 31, 2005, and the Board of Directors decides to implement the Reverse Split at any time prior to March 31, 2005, we will promptly file a Certificate of Amendment to our Amended Certificate of Incorporation with the Secretary of State of the State of Delaware to amend our existing Amended Certificate of Incorporation. The Reverse Split will become effective on the date of filing the Certificate of Amendment, which is referred to as the "Effective Date." The effect on Certificated Holders, and Registered and Beneficial Holders is explained further below. The Certificate of Amendment is set forth in Exhibit A to this proxy statement. The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the Reverse Split, including the applicable ratio for the Reverse Split.


U.S. FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of certain material United States federal income tax consequences of the Reverse Split to shareholders of the Company. This summary does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Split and is included for general information only. Further, it does not address any state, local, foreign, or Australian income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-reverse stock split shares were, and the post-reverse stock split shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. Each shareholder is urged to consult with such shareholder's own tax advisor with respect to the tax consequences of the Reverse Split. As used herein, the term United States holder means a shareholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any State of the United States or the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

          Other than the cash payments for fractional shares discussed below, generally no gain or loss should be recognized by a shareholder upon such shareholder's exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the Reverse Split. The aggregate tax basis of the post-reverse stock split shares received in the Reverse Split will be the same as the shareholder's aggregate tax basis in the pre-reverse stock split shares exchanged.

          In general, shareholders who receive cash in exchange for their fractional share interests in the post-reverse stock split shares as a result of the Reverse Split will generally recognize gain or loss based on their adjusted tax basis in the fractional share interests redeemed. The shareholder's holding period for the post-reverse stock split shares will include the period during which the shareholder held the pre-reverse stock split shares surrendered in the Reverse Split. The receipt of cash by a United States holder of Catuity common stock will generally result in a taxable gain or loss to such holder for federal income tax purposes based upon the difference between the amount of cash received by such holder and the adjusted tax basis in the fractional shares as set forth above. The gain or loss will constitute a capital gain or loss and will constitute long-term capital gain or loss if the holder's holding period is greater than one year as of the effective date.

Our view regarding the tax consequences of the Reverse Split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE SPLIT.


AUSTRALIAN TAX CONSEQUENCES

The following is a summary of certain Australian tax consequences of the Reverse Split to shareholders of the Company.

21 September 2004

PRIVATE & CONFIDENTIAL

Mr C Thyer
Catuity Inc
Level 4, 68-72 Wentworth Avenue
SURRY HILLS   NSW   2010


Dear Colin

CATUITY INC
REVERSE SHARE SPLIT - AUSTRALIAN INCOME TAX CONSEQUENCES


We outline below the Australian capital gain tax consequences for shareholders under the Catuity Inc 'reverse share split'.

SCOPE

The scope of our engagement is limited to the provision of advice on the Australian capital gains tax implications of the proposed transaction. We have not considered any foreign income tax (or tax treaty) implications that may arise for shareholders. Our advice does not cover Australian tax consequences for special classes of shareholders (eg, banks, insurance companies and tax-exempt entities). Our advice does not discuss the Australian income tax consequences that this transaction could have for shareholders who hold their shares in Catuity Inc on revenue account or as trading stock. The above matters are outside the scope of our engagement.




We disclaim all liability to any shareholder or other party for all costs, loss, damage and liability that the shareholders or other party may suffer or incur arising from or relating to or in any way connected with the contents of our opinion or the provision of our opinion to the shareholders or other party or the reliance on our opinion by the shareholders or other party.

FACTS

We were advised by the company of the following critical facts:

o the `reverse share split' involves the cancellation of the shareholders' (`original') shares in Catuity Inc. Catuity Inc will issue `new' shares to those shareholders in consideration for the cancellation of their `original' shares.

o the `reverse share split' will not be effected pursuant to Section 254H of the Australian Corporations Law (Australian law).

o the paid-up share capital of Catuity Inc will change as a result of this share split.

o Catuity Inc does not conduct any business activities in Australia whatsoever. The company holds shares in Australian resident subsidiaries and owns intellectual property (its Australian subsidiaries are engaged to conduct research and development activities on its behalf).

o the company has four directors, being two Australian resident and two US-resident individuals. The company's board meetings have taken place by teleconference, although the company's annual general meeting took place in Sydney.

Based on the information provided by the company, we have concluded:

o Catuity Inc is currently a resident of the United States and is not a resident of Australia.

o Capital gains tax rollover relief is not available to Australian resident shareholders in respect of the cancellation of their `original' Catuity Inc shares, on the basis that the paid up share capital of the company just after the `new' shares are issued is not the same as just before the original shares were cancelled.


AUSTRALIAN TAXATION CONSEQUENCES

Our advice is general in nature and the individual circumstances of each shareholder may affect the Australian taxation implications of the investment of that shareholder. Shareholders should seek appropriate independent professional advice that considers the taxation implications in respect of their own specific circumstances.

Our advice is provided in connection with the limited scope of our engagement, which is outlined above in this letter.

CONSEQUENCES FOR AUSTRALIAN RESIDENT SHAREHOLDERS

We are advised that the `reverse share split' involves a cancellation of the shares in Catuity Inc (`original shares') in consideration for the issue of `new' shares in the company. The market value of the new shares just after their issue will equal the market value of the original shares (except to the extent that resulting fractional shareholdings are paid out in cash to affected shareholders).

The cancellation of shares is a taxable event for Australian-resident shareholders under Australia's capital gains tax rules. The timing of the event is when the asset ends (taken to be the date when the reverse share split occurs).


A capital gain is realised by Australian resident shareholders to the extent that the capital proceeds received (market value of the `new' shares and any cash received) exceeds the shareholders' cost base in the `original' shares.

A capital loss is realised by Australian resident shareholders to the extent that the shareholders' reduced cost base (being, broadly, cost base with some exclusions and reductions) in the original shares exceeds capital proceeds (the market value of the `new' shares and any cash received).

INDIVIDUAL SHAREHOLDERS

(i)      Capital gain

An Australian resident individual shareholder who acquired their shares after 11:45am on 21 September 1999 and held their `original' shares continuously for 12 months or longer at the time of cancellation, can apply the `discount capital gain method' when calculating their capital gain on disposal. The resident individual shareholder includes 50% of the realised gain in their assessable income. In calculating the (assessable)

`discount capital gain', any current or prior year capital losses of the shareholder must be applied against the realised gain, before applying the 50% discount.




Australian resident individual shareholders who acquired their shares before 11:45am on 21 September 1999 may choose to apply the `discount capital gain method' (described above) or alternatively may calculate the capital gain as the difference between the capital proceeds (ie, market value of the `new' shares and any cash received) and their indexed cost base of the shares. Indexation may be applied to their cost base up to 30 September 1999. The resulting capital gain (if any) will be included in the shareholders' assessable income. Indexation of cost base is not available if the discounted capital gain method is applied.

If the Australian resident individual shareholder has held the shares for less than 12 months, the capital gain will be calculated without applying the 50% discount, and no indexation will be available. The resulting capital gain (if any) will be included in the shareholders' assessable income.

(ii)     Capital loss

A shareholder's reduced cost base does not include any indexation component for the purposes of calculating the amount of a capital loss.

Capital losses can only be applied against capital gains realised in the same or subsequent year of income.

CORPORATE SHAREHOLDERS

(i)      Capital gain

The discounted capital gain method is not available to shareholders in Catuity Inc that are companies. On the other hand, corporate shareholders can index the cost base of their shares up to 30 September 1999.

A resulting capital gain from the reverse share split may be included in the corporate shareholder's assessable income if the company does not realise any other capital losses to shelter the gain from taxation.

(ii) Capital loss

As noted above for individual shareholders, a corporate shareholder's reduced cost base does not include any indexation component for the purposes of calculating the amount of a capital loss.

Capital losses can only be applied against capital gains realised in the same or subsequent year of income.

OTHER

We recommend other shareholders, including small business shareholders, and trustee shareholders, seek their own specialised advice.


CONSEQUENCES FOR AUSTRALIAN NON-RESIDENT SHAREHOLDERS

There should be no Australian capital gains tax consequences for foreign resident shareholders.

                                    * * * * *

We trust this information will be of assistance to you. Should you wish to discuss, please feel free to call us.

Kind regards
Ernst & Young




David Laming
Tax Partner

AUTHORIZED SHARES

         The Reverse Split will affect all issued and outstanding shares of Common Stock and outstanding rights to acquire Common Sock. Upon the effectiveness of the Reverse Split, the number of authorized shares of Common Stock that are not issued or outstanding would increase due to the reduction in the number of shares issued and outstanding based on the Reverse Split ratio selected by the Board of Directors. As of August 31, 2004, we had 100 million shares of authorized Common Stock and approximately 11.7 million shares of common stock issued and outstanding, and after the Reverse Split will continue to have 100 million shares of authorized Common Stock. We will continue to have 10 million authorized shares of preferred stock, none of which are issued at this time.

EFFECT ON CERTIFICATED HOLDERS

         If the Reverse Split is approved by shareholders, the conversion of the shares of our Common Stock under the Reverse Split will occur automatically on the Effective Date. Our transfer agent, Computershare, will act as exchange agent ("Exchange Agent") to implement the exchange of stock certificates and the distribution of any cash in lieu of fractional shares. As soon as practicable after the Effective Date, the Company, or the Exchange Agent, will send a letter to each shareholder of record at the Effective Date for use in transmitting the existing certificates representing shares of our Common Stock ("Old Certificates") to the Exchange Agent. The letter of transmittal will contain instructions for the surrender of Old Certificates to the Exchange Agent in exchange for new certificates representing the appropriate number of whole shares of New Common Stock. No new stock certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the Exchange Agent. Consequently, you will need to surrender your Old Certificates before you will be able to sell or transfer your stock.

         Shareholders will then receive a new certificate or certificates representing the number of whole shares of Common Stock into which their pre-reverse stock split shares have been converted as a result of the Reverse Split. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be canceled and only to represent the number of whole shares of post-reverse stock split Common Stock to which these shareholders are entitled.

         YOU SHOULD NOT SEND YOUR OLD CERTIFICATES TO THE EXCHANGE AGENT UNTIL YOU HAVE RECEIVED THE LETTER OF TRANSMITTAL.

EFFECT ON REGISTERED AND BENEFICIAL HOLDERS

         If the Reverse Split is approved by shareholders, we intend to treat shareholders holding Catuity Common Stock in "street name", through a bank, broker or other nominee, in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding Catuity Common Stock in "street name." However, these banks, brokers or other nominees may have different procedures than registered shareholders for processing the Reverse Split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.


EFFECT ON CATUITY EMPLOYEES AND DIRECTORS

         The number of shares reserved for issuance under Catuity's existing employee and director stock option plans will be reduced proportionately based on the Reverse Split ratio selected by the Board of Directors. In addition, the number of shares issuable upon the exercise of options and the exercise price for such options will be adjusted based on the Reverse Split ratio selected by the Board of Directors.


RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO GRANT THE BOARD OF DIRECTORS THE AUTHORITY TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT ONE OF THE FOLLOWING THREE RATIOS: ONE-FOR-TEN; ONE-FOR-FIFTEEN; OR ONE-FOR-TWENTY AT A DATE TO BE DETERMINED BY THE BOARD OF DIRECTORS PRIOR TO MARCH 31, 2005.

OWNERSHIP OF SECURITIES

         The following tables provide certain information regarding beneficial ownership of our capital stock as of August 31, 2004 by:

         - each person who is known by us to beneficially own more than five percent of our common stock;

         - our Chief Executive Officer and the four most highly compensated executive officers that earned more than US$100,000 (salary and bonus) for all services rendered in all capacities to Catuity during the year ended December 31, 2003;

         - each of our Directors; and

         - all of our Directors and executive officers as a group.


                                                       AMOUNT AND NATURE OF COMMON STOCK          PERCENT
                                                       ---------------------------------          -------
NAME AND ADDRESS OF BENEFICIAL OWNER                           BENEFICIALLY OWNED                  OWNED
------------------------------------                           ------------------                  -----

Acorn Capital Limited                                           1,632,717  Direct
Level 12, 90 Collins Street                                        62,222  Vested Options             14.4
                                                                ---------
Melbourne Vic 3000 Australia                                    1,694,939

Duncan P.F. Mount                                                 700,000  Direct
Lot 8, 54 Lane Cove Road                                           55,000  Vested Options              6.4
                                                                ---------
Ingleside, NSW 2101  Australia                                    755,000

Michael V. Howe                                                    46,209  Direct
62 Hampton Road                                                   319,000  Vested Options              3.0
                                                                ---------
Grosse Pointe Shores, MI 48230                                    365,209

Alexander S. Dawson                                               225,000  Direct
38 Macleay Street                                                  25,000  Vested Options              2.1
                                                                ---------
Potts Point, NSW 2011  Australia                                  250,000

John H. Lowry III                                                   6,332  Direct
21972 Heatheridge                                                 125,000  Vested Options              1.1
                                                                ---------
Northville, MI 48167                                              131,332

Anthony B. Garton                                                   5,164  Direct
1605 N Edgewood Street                                                  0  Vested Options
                                                                ---------
Arlington, VA 22201-3907                                            5,164                                *

Alan L. Gilman                                                      4,000  Direct
4720 Morris Lake Circle                                            25,000  Vested Options
                                                                ---------
West Bloomfield, MI 48323                                          29,000                                *

Douglas G. Kilgour                                                  5,392  Direct
93 Glencarin Ave.                                                       0  Vested Options
                                                                ---------
Toronto, ON  M4R 1M7 Canada                                         5,392                                *

All directors and executive officers as a                         992,097  Direct
group (7 persons)                                                 549,000  Vested Options
                                                                ---------
                                                                1,541,097                            12.6%

-----------------
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or other rights to purchase which are currently exercisable or are exercisable within 60 days after August 31, 2004 are deemed vested and outstanding for purposes of computing the percentage ownership of any other person. Except as indicated by footnotes and subject to community property laws, where applicable, the persons named above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Share data does not include any Shares the beneficial ownership of which has been disclaimed pursuant to SEC Rules.

(2) Percentage of Beneficial Ownership is calculated on the basis of the amount of outstanding securities plus those securities of the named person deemed to be outstanding under Rule 13d-3 (promulgated under the Securities and Exchange Act of 1934, as amended) by virtue of such securities being subject to rights to acquire beneficial ownership within 60 days after August 31, 2004. An asterisk indicates beneficial ownership of less than 1% of the common stock outstanding.

         Catuity, Inc. is not subject to Chapter 6 of the Australian Corporations Act 2001 dealing with the acquisition of shares (including substantial shareholdings and takeovers).


SHAREHOLDER PROPOSALS FOR 2005 PROXY STATEMENT

         Shareholder proposals that are intended to be presented at the Company's Annual Meeting of Shareholders to be held in 2005 must be received by the Company no later than February 15, 2005 in order to be included in the proxy statement and related proxy materials. The Company's Bylaws do not place any particular time limits or procedural requirements on a shareholder who does not seek inclusion of the proposal in the proxy material and submits a proposal outside of the process described in Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Please send any such proposals to Catuity Inc., 2711 E. Jefferson Ave, Detroit, Michigan 48207, Attn: Investor Relations.

         In addition, the proxy solicited by the Board of Directors for the 2005 Annual Meeting of Shareholders will confer discretionary authority to vote on any Shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than February 22, 2005.


FORM 10-K

         THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO CATUITY INC., 2711 E. JEFFERSON AVE, DETROIT, MICHIGAN 48207, ATTN: INVESTOR RELATIONS.


OTHER MATTERS

         The Board knows of no other matters to be presented for Shareholder action at the Special Meeting. However, if other matters do properly come before the Special Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                       By Order of the Board of Directors

                              /s/ John H. Lowry III
                                JOHN H. LOWRY III
                                    Secretary
                            Dated: September 17, 2004

                                                                       EXHIBIT-A


                           CERTIFICATE OF AMENDMENT OF
                     AMENDED CERTIFICATE OF INCORPORATION OF
                                  CATUITY INC.

         Catuity Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify:



         FIRST: That the Board of Directors of the Corporation adopted the following resolutions on September 21, 2004 with respect to amendment and restatement of Article FOURTH of the Corporation's Amended Certificate of Incorporation (the "Charter Amendment"):

         NOW, THEREFORE, BE IT RESOLVED, that Article FOURTH of the Amended Certificate of Incorporation be amended in its entirety to read as follows:

         FOURTH: The following provisions pertain to the Corporation's capital stock:

         I. The total number of shares of stock that the Corporation shall have authority to issue is One Hundred Ten Million (110,000,000) shares, which shall be divided into two classes as follows:

         A. One Hundred Million (100,000,000) shares of Common Stock, par value $.001 per share; and

         B. Ten Million (10,000,000) shares of Preferred Stock, par value $.001 per share ("Preferred Stock"). The Preferred Stock may be divided into and issued in series. The Board of Directors shall have the authority to divide the Preferred Stock into series and to fix and determine the powers, designations, preferences, rights, qualifications, limitations and restrictions of any series of Preferred Stock so established.



         II. Reverse Stock Split. At the time this amendment becomes effective (the "Reverse Split Date"), each share of Common Stock issued and outstanding immediately prior to the Reverse Split Date (referred to in this Paragraph II as the "Old Common Stock") automatically and without any action on the part of the holder thereof will be reclassified and changed into one tenth; one fifteenth; or one twentieth of a share of new Common Stock, par value $.001 per share (referred to in this Paragraph II as the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates that immediately prior to the Reverse Split Date represented outstanding shares of Old Common Stock (the "Old Certificates") will be entitled to receive, upon surrender of such Old Certificates to the Corporation for cancellation, a certificate or certificates (the "New Certificate", whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof.

From and after the Reverse Split Date, Old Certificates shall represent only the right to receive New Certificates (and, where applicable, cash in lieu of fractional shares, as provided below) pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a stockholder of the Corporation. In lieu of any such fractional shares of New Common Stock, each stockholder with a fractional share will be entitled to receive, upon surrender of Old Certificates to the Corporation for cancellation, an amount in cash equal to the product of
(i) the closing trading price of the Corporation's Common Stock on the trading date immediately before the effective date of this amendment and (ii) such fraction. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Corporation determines that a holder of Old Certificates has not tendered all his, her or its certificates for exchange, the Corporation shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of nine-tenths; fourteen-fifteenths; or nineteen-twentieths of one share of New Common Stock. The Old Certificates surrendered for exchange shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Corporation that such taxes are not payable. From and after the Reverse Split Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be an amount equal to the product of the number of issued and outstanding shares of New Common Stock and the One Tenth Cent ($.001) par value of each such share.

         SECOND: That pursuant to resolution of the Board of Directors, a meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by the General Corporation Law of the State of Delaware were voted in favor of the Charter Amendment.

         THIRD: That said Charter Amendment was duly adopted in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, Catuity Inc. has caused this Certificate to be signed by ___________________, its _______________, this ___ day of _____, 200_.


                                     CATUITY INC.


                                     By:_______________________

        CATUITY INC.                                                                                  PROXY FORM
        ARBN  089 327 882                                                                                     ALL CORRESPONDENCE TO:
                                                                                         Computershare Investor Services Pty Limited
                                                                                                                 GPO Box 7045 Sydney
                                                                                                      New South Wales 2001 Australia
                                                                                           Enquiries (within Australia) 1300 855 080
        Mark this box with an "X" if you have made any changes                                    (outside Australia) 61 3 9415 4000
        to your name or address details (see reverse)           [X]                                         Facsimile 61 2 8234 5050
                                                                                                               www.computershare.com




APPOINTMENT OF PROXY
I/We being a member/s of Catuity Inc. and entitled to attend and vote hereby appoint


 [X]  the Chairman                              -----------------------------------   Write here the name of the person you are
of the Meeting,               OR                |                                 |   appointing if this person is someone other
      (mark with an "X")                        -----------------------------------       than the Chairman of the Meeting.




or failing the person named, or if no person is named, the Chairman of the Meeting, as my/our proxy to act generally at the meeting on my/our behalf and to vote in accordance with the following directions (or if no directions have been given, as the proxy sees fit) at the Special Meeting of Catuity Inc. to be held at Wesley Conference Centre, 220 Pitt Street, Sydney NSW 2000 on Monday
1 November 04 at 9:30am and at any adjournment of that meeting.

VOTING DIRECTIONS TO YOUR PROXY - PLEASE MARK [X] TO INDICATE YOUR DIRECTIONS

                                                   FOR    AGAINST    ABSTAIN*


1.    To grant the Board of Directors the
      authority to amend the Certificate of        [ ]      [ ]        [ ]
      Incorporation to effect a reverse stock
      split at one of the following three
      ratios: one-for-ten; one-for-fifteen;
      or one-for-twenty at a date
      to be determined by the Board of
      Directors prior to March 31, 2005.

* If you mark the Abstain box for a particular item, you are directing your proxy not to vote on your behalf on a show of hands or on a poll and your votes will not be counted in computing the required majority on a poll.


PLEASE SIGN HERE          This section MUST be signed in accordance with the instructions overleaf to enable your directions to be implemented.


INDIVIDUAL OR SECURITYHOLDER 1                     SECURITYHOLDER 2                                 SECURITYHOLDER 3
- - --------------------------------------      ----------------------------------------         ---------------------------------
|                                        |      |                                      |         |                               |
- - --------------------------------------      ----------------------------------------         ---------------------------------
-
INDIVIDUAL/SOLE DIRECTOR AND                   DIRECTOR                                         DIRECTOR/COMPANY SECRETARY
SOLE COMPANY SECRETARY

                -------------------------------------------   ------------------------------------------   -----/-----/-----
                CONTACT NAME                                  CONTACT DAYTIME TELEPHONE                    DATE


C A T                              7 P R

HOW TO COMPLETE THE PROXY FORM


1    YOUR NAME AND ADDRESS
     This is your name and address as it appears on the share register. If this information is incorrect, please mark the box and make the correction on the form. Securityholders sponsored by a broker (in which case your reference number overleaf will commence with an 'x') should advise their broker of any changes. PLEASE NOTE, YOU CANNOT CHANGE OWNERSHIP OF YOUR SECURITIES
     USING THIS FORM.

2    APPOINTMENT OF A PROXY
     If you wish to appoint the Chairman of the Meeting as your proxy, mark the box. If the person you wish to appoint as your proxy is someone other than the Chairman of the Meeting please write the name of that person. If you leave this section blank, or your named proxy does not attend the meeting, the Chairman of the Meeting will be your proxy. A proxy need not be a securityholder of the company.

3    VOTES ON ITEMS OF BUSINESS
     You may direct your proxy how to vote by placing a mark in one of the three boxes opposite each item of business. All your securities will be voted in accordance with such a direction unless you indicate only a portion of voting rights are to be voted on any item by inserting the percentage or number of securities you wish to vote in the appropriate box or boxes. If you do not mark any of the boxes on a given item, your proxy may vote as he or she chooses. If you mark more than one box on an item your vote on that item will be invalid.

4    APPOINTMENT OF A SECOND PROXY
     You are entitled to appoint up to two persons as proxies to attend the meeting and vote on a poll. If you wish to appoint a second proxy, an additional Proxy Form may be obtained by telephoning the company's share registry or you may copy this form.

     To appoint a second proxy you must:
     (a) on each of the first Proxy Form and the second Proxy Form state the percentage of your voting rights or number of securities applicable to that form. If the appointments do not specify the percentage or number of votes that each proxy may exercise, each proxy may exercise half your votes. Fractions of votes will be disregarded.

     (b) return both forms together in the same envelope.

5    SIGNING INSTRUCTIONS
     You must sign this form as follows in the spaces provided:

     Individual:               where the holding is in one name, the holder must sign.

     Joint Holding:            where the holding is in more than one name all of the securityholders should sign.

     Power of Attorney: to sign under a Power of Attorney, you must have already lodged this document with the registry. If you have not previously lodged this document for notation, please attach a certified photocopy of the Power of Attorney to this Form when you return it.

     Companies: where the company has a Sole Director who is also the Sole Company Secretary, this form must be signed by that person. If the company (pursuant to section 204A of the Corporations Act 2001) does not have a Company Secretary, a Sole
     Director can also sign alone. Otherwise this form must be signed by a Director jointly with either another Director or a
     Company Secretary. Please indicate the office held by signing in the appropriate place.

     If a representative of the corporation is to attend the meeting the appropriate "Certificate of Appointment of Corporate
     Representative" should be produced prior to admission. A form of the certificate may be obtained from the company's share registry.


     LODGEMENT OF A PROXY
     This Proxy Form (and any Power of Attorney under which it is signed) must be received at an address given below not later than
     48 hours before the commencement of the meeting at 9:30am on Wednesday 27 October 2004. Any Proxy Form received after that time will not be valid for the scheduled meeting.


DOCUMENTS MAY BE LODGED USING THE REPLY PAID ENVELOPE OR:

     - - -  By posting, delivery or facsimile to the Catuity Inc. share registry at the address opposite, or

     - - - By delivery to the Registered Office of Catuity Inc being Level 4 Ballarat House

   68-72 Wentworth Avenue
   Surry Hills NSW 2010 Australia
   Facsimile : 61 2 92811242

   Catuity Inc. share registry
   Computershare Investor Services Pty Limited
   GPO Box 7045
   Sydney New South Wales 2001
   Australia
   Delivery: Level 2/60 Carrington Street, Sydney
   Facsimile 61 2 8234 5050

PROXY - CATUITY, INC.

LEVEL 4 BALLARAT HOUSE
68-72 WENTWORTH AVE.
SURRY HILLS, NSW 2010 AUSTRALIA

2711 E. JEFFERSON AVE.
DETROIT, MI 48207 USA

MEETING DETAILS



WESLEY CONFERENCE CENTRE, 220 PITT STREET, SYDNEY NSW 2000 AUSTRALIA



PROXY SOLICITED BY BOARD OF DIRECTORS FOR SPECIAL MEETING --
         October 31, 2004 AT 5:30 P.M. EASTERN STANDARD TIME IN THE UNITED STATES
         November 01, 2004 AT 9:30 A.M. AUSTRALIAN EASTERN DAYLIGHT TIME





The undersigned hereby constitutes and appoints Duncan P.F. Mount, with full power of substitution, for and on behalf of the undersigned to vote as proxy, as directed and permitted herein, at the Special Meeting of Shareholders of the
Company be held at Wesley Conference Centre, 220 Pitt Street, Sydney NSW 2000 on Monday, November 1, 2004 9:30 a.m. (Sunday,
October 31, 2004 at 5:30 p.m. Eastern Daylight Time in the United States) or at any adjournment thereof, upon matters set forth in the Proxy Statement and, in his judgment and discretion, upon such other business as may properly come before the meeting.


(Continued and to be voted on reverse side.)





                                                                                000000  0000000000  0  0000

CATUITY, INC.                                                                   000000000.000 ext
                                                                                000000000.000 ext
                                                                                000000000.000 ext
                                                                                000000000.000 ext
                                                                                000000000.000 ext
MR A SAMPLE                                                                     000000000.000 ext
DESIGNATION (IF ANY)                                                            000000000.000 ext
ADD 1
ADD 2                                                                           HOLDER ACCOUNT NUMBER
ADD 3
ADD 4                                                                           C 1234567890     J N T
ADD 5
ADD 6

                                                                                [BAR CODE]

                                                                                [ ]   Mark this box with an X if you have made
                                                                                      changes your name or address details

- ---------------------------------------------------------------------------------------------------------------------------------
---
SPECIAL MEETING PROXY CARD
- ---------------------------------------------------------------------------------------------------------------------------------
---

A. The Board of Directors recommends a vote FOR the following proposal.

                                                                  FOR    AGAINST   ABSTAIN



1. Approve the granting of authority to the Board
of Directors to amend the Certificate of Incorporation
to effect a reverse stock split at one of the following           [ ]      [ ]       [ ]
three ratios: one-for-ten; one-for-fifteen; or
one-for-twenty at a date to be determined by the Board of
Directors prior to March 31, 2005.


B. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box     Signature 2 - Please keep signature within the box    Date (dd/mm/yyyy)
- ---------------------------------------------------    ---------------------------------------------------   --------------------
---
|                                                 |    |                                               |   |      /     /
|
- ------------------------------